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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: APRIL 23, 2003
                        (Date of earliest event reported)


                               TEAM AMERICA, INC.
             (Exact name of registrant as specified in its charter)



              OHIO                         0-21533               31-1209872
 (State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


                          100 E. CAMPUS VIEW BOULEVARD
                                    SUITE 170
                              COLUMBUS, OHIO 43235
                                 (614) 848-3995

     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           110 EAST WILSON BRIDGE ROAD
                         WORTHINGTON, OHIO 43085
         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1     Press Release issued by TEAM America, Inc. regarding announcing
         Q1 results.

ITEM 9.  REGULATION FD DISCLOSURE

On April 23, 2003, TEAM America, Inc. (the "Company") issued a press release announcing that it will release Q1 earnings on Monday, May 12, 2003. A copy of this press release is attached as Exhibit 99.1.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   TEAM AMERICA, INC.
                                                       Registrant

                                                 /s/ S. Cash Nickerson
                                          ------------------------------------
                                          Chairman and Chief Executive Officer


Date: April 23, 2003



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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

  99.1 Press Release issued by TEAM America, Inc. regarding announcing Q1 results (filed herewith).